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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  DATE OF EARLIEST EVENT REPORTED: May 26, 2004


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

          TEXAS                                         74-1611874
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

   15835 Park Ten Place Drive                              77084
         Houston, Texas                                  (Zip Code)
 (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800
                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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


EXHIBIT 99.1      PRESS RELEASE DATED MAY 26, 2004

EXHIBIT 99.2      CONTRACT STATUS SUMMARY AT MAY 26, 2004


ITEM 5.

     On May 26, 2004, the Company announced that Sarawak Shell has reinstated a contract to utilize the ATWOOD FALCON to drill two firm wells with options to drill three additional wells offshore Malaysia. The dayrate for all wells drilled will vary with the water depth of the wells: $83,300 for water depths in excess of 2,500 feet; $68,300 for water depths between 1,000 feet and 2,500 feet and $53,000 for water depths less than 1,000 feet. This drilling program should commence around August 1, 2004, with the drilling of the two firm wells expected to take approximately 60 days to complete. If all three option wells are drilled, the program could extend into December 2004.

     The Company also announced that Woodside Energy Ltd. ("Woodside") has awarded the ATWOOD EAGLE a contract to drill two firm wells, with an option to drill an additional well, offshore Australia; however, Woodside has the option to only drill one well in the event that due to an extension in the rigs current drilling program Woodside cannot drill both firm wells before the end of November 2004. The contract provides for a dayrate of $89,000 for all wells drilled in up to 600 meters of water. This drilling program will commence immediately upon the rig completing its current drilling program for BHP Billiton Petroleum Pty. and Apache Energy Limited which is currently estimated to be in August 2004. The drilling of the two firm wells is estimated to take approximately 100 days to complete.


ITEM 9.    REGULATION FD DISCLOSURE

     The ATWOOD FALCON has completed its contract with Japan Energy Development and is currently mobilizing to China to drill one well for Husky Oil China Ltd. ("Husky"). The drilling of this well should be completed in June 2004. The Company is currently pursuing another one well program for the rig to fill the period from the completion of the Husky work in June 2004 to the commencement of the Sarawak Shell contract in August 2004.

     In March 2004, the ATWOOD SOUTHERN CROSS commenced a drilling program for Murphy Sarawak Oil Company, Ltd. ("Murphy") in Malaysia. This program includes the drilling of two firm wells plus options to drill an additional four wells. Murphy has now exercised one option. The rig has commenced drilling of the second of the now three committed wells, with the current drilling program expected to extend into August 2004. The option well will have a dayrate of $40,000. If the remaining three option wells are drilled, the program could extend into November 2004.

     The RICHMOND is in the process of completing its current drilling program with Bois D'Arc Offshore Ltd. Immediately upon completion of this contract, the rig will commence a drilling contract with Helis Oil & Gas Company, L.L.C. ("Helis"), which initially included the drilling of four firm wells plus options to drill four additional wells. Helis has now assigned the first well to Applied Drilling Technology, Inc ("ADTI"). The drilling of the one well for ADTI and the three firm wells for Helis is expected to take around 120 to 150 days to complete and if all four option wells are drilled, the contract could extend to around 240 to 300 days in total.

     Additional information with respect to the Company's Contract Status Summary at May 26, 2004 is attached hereto as Exhibit 99.2 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and should not be deemed to be filed.


     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ATWOOD OCEANICS, INC.
                                                   (Registrant)



                                                   /s/ James M. Holland
                                                   James M. Holland
                                                   Senior Vice President

                                                   DATE: May 26, 2004

                                  EXHIBIT INDEX


EXHIBIT NO.                       DESCRIPTION

99.1            Press Release dated May 26, 2004

99.2            Contract Status Summary at May 26, 2004

                                                                    EXHIBIT 99.1
Houston, Texas
26 May 2004

FOR IMMEDIATE RELEASE


     Atwood Oceanics, Inc. (Houston-based International Offshore Drilling Contractor - NYSE: ATW) announced today that Sarawak Shell has reinstated a contract to utilize the ATWOOD FALCON to drill two firm wells with options to drill three additional wells offshore Malaysia. The dayrate for all wells drilled will vary with the water depths of the wells: $83,300 for water depths in excess of 2,500 feet; $68,300 for water depths between 1,000 feet and 2,500 feet and $53,000 for water depths less than 1,000 feet. This drilling program should commence around August 1, 2004 with the drilling of the two firm wells expected to take approximately 60 days to complete. If all three options wells are drilled, the program could extend into December 2004.

     The Company also announced that Woodside Energy Ltd. has awarded the ATWOOD EAGLE a contract to drill two firm wells, with an option to drill one additional well, offshore Australia; however, Woodside has the option to only drill one well in the event that due to an extension in the rig's current drilling program Woodside cannot drill both firm wells before the end of November 2004. The contract provides for a dayrate of $89,000 for all wells drilled in up to 600 meters of water. This drilling program will commence immediately upon the rig completing its current drilling program for BHP Billiton Petroleum Pty. and Apache Energy Limited which is currently estimated to be in August 2004. The drilling of the two firm wells is estimated to take approximately 100 days to complete.


     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.



                                                           Contact:  Jim Holland
                                                                  (281) 749-7804



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

                                                             EXHIBIT 99.2
                                                ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                        CONTRACT STATUS SUMMARY
                                                            AT MAY 26, 2004




NAME OF RIG               LOCATION           CUSTOMER                   CONTRACT STATUS
-----------               --------           ---------                  ---------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             MOBILIZING TO      HUSKY OIL CHINA LTD.       The rig is being mobilized to China to commence a one
                          CHINA              ("HUSKY")                  well program for Husky.  The drilling of this well
                                                                        should be completed in June 2004.  Around August 1,
                                                                        2004, the rig is committed to commence a drilling
                                                                        program for Sarawak Shell which includes the drilling
                                                                        of two firm wells, plus options to drill three
                                                                        additional wells, offshore Malaysia.  The drilling of
                                                                        the two firm wells is expected to take approximately
                                                                        60 days to complete, with the program possibly
                                                                        extending into December 2004 if all three option wells
                                                                        are drilled.


ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           On December 31, 2003, the rig commenced a drilling
                                             ("BURULLUS")               program for Burullus which includes ten firm wells
                                                                        plus options to drill six additional wells. The
                                                                        drilling of the ten firm wells are expected to take
                                                                        around 400 days to complete, and if all the option
                                                                        wells are drilled, the contract could extend for
                                                                        approximately 550 days.


ATWOOD   EAGLE            AUSTRALIA          BHP BILLITON PETROLEUM     BHP has recently exercised two of its three original
                                             PTY. LTD. ("BHP")          options.  In this connection, Apache has also
                                                                        exercised their one option well involving the rig.
                                                                        With the options that have now been exercised, the rig
                                                                        has three remaining firm wells after the current well,
                                                                        and one outstanding option.  The drilling of the
                                                                        current four firm wells should take approximately 100
                                                                        days to complete.  Immediately following the
                                                                        completion of its current drilling program, the rig
                                                                        will commence a drilling program for Woodside Energy
                                                                        Ltd.  This program includes the drilling of two firm
                                                                        wells which could take approximately 100 days to
                                                                        complete and provides for an option to drill one
                                                                        additional well.  In the event that the current
                                                                        drilling program for the rig is further extended and
                                                                        Woodside is unable to drill both firm wells before the
                                                                        end of November 2004, Woodside has the right to reduce
                                                                        its commitment to one firm well.

SEAHAWK                   MALAYSIA           EXXONMOBIL EXPLORATION &   EMEPMI has given written notice that they will
                                             PRODUCTION MALAYSIA        terminate the current contract upon completion of work
                                             INC.  ("EMEPMI")           in progress on October 1, 2004.  Additional work is
                                                                        being pursued in Southeast Asia as well as other areas
                                                                        of the world.

ATWOOD SOUTHERN CROSS     MALAYSIA           MURPHY SARAWAK OIL         In March 2004, the rig commenced the Murphy drilling
                                             COMPANY, LTD. ("MURPHY")   program which includes the drilling of two firm wells
                                                                        plus options to drill an additional four wells.  One
                                                                        option well has now been exercised.  The rig is in the
                                                                        process of completing the drilling of the first well.
                                                                        The drilling of the next two wells could extend into
                                                                        August 2004.  If the remaining three option wells are
                                                                        drilled, the program could extend into November 2004.

SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the
                                                                        rig is currently coldstacked.
CANTILEVER JACK-UPS -
VICKSBURG                 THAILAND          CHEVRON OFFSHORE            In May 2004 the rig's contract with ExxonMobil
                                            (THAILAND) LIMITED          Exploration & Production Malaysia Inc. ("EMEPMI") was
                                            ("CHEVRON")                 suspended and the rig moved to Thailand to commence a
                                                                        drilling program for Chevron.  This program is
                                                                        expected to take approximately five months to
                                                                        complete, at which time, the rig will be moved back to
                                                                        Malaysia whereby EMEPMI will reinstate the rig's
                                                                        contract.  Upon reinstatement, the EMEPMI drilling
                                                                        commitment will include the estimated five months
                                                                        suspension period plus an extension of twelve months,
                                                                        for a total of seventeen months commencing in October
                                                                        2004. Once EMEPMI recommences its contract it will
                                                                        retain its right to terminate the contract by
                                                                        providing 120 days notice.

ATWOOD BEACON             MALAYSIA          PETRONAS CARIGALI SDN.      Upon the rig completing its current contract with
                                            BHD. ("PETRONAS")           Petronas (estimated late May or early June 2004), the
                                                                        rig will be moved to Indonesia to commence a drilling
                                                                        program for Conoco Phillips Indonesia Ltd. which
                                                                        includes the drilling of three firm wells plus options
                                                                        to drill four additional wells.  The drilling of the
                                                                        three firm wells is expected to take around 90 days to
                                                                        complete, with any option wells drilled expected to
                                                                        take 30 days each to complete.  The final government
                                                                        approval expected prior to rig mobilization.
SUBMERSIBLE -
RICHMOND                  UNITED STATES      BOIS D'ARC OFFSHORE LTD.   The rig is in the process of completing its current
                          GULF OF MEXICO     ("BOIS")                   contract with Bois.  Immediately upon completion of
                                                                        the Bois contract, the rig will commence a contract
                                                                        for Helis Oil & Gas Company, L.L.C. ("Helis") which
                                                                        initially included the drilling of four firm wells
                                                                        plus options to drill four additional wells.  Helis
                                                                        has now assigned the first well to Applied Drilling
                                                                        Technology Inc ("ADTI").  The drilling of the one well
                                                                        for ADTI and the three firm wells for Helis is
                                                                        expected to take around 120 to 150 days to complete
                                                                        and if all four option wells are drilled, the contract
                                                                        could extend to around 240 to 300 days.

MODULAR PLATFORMS -
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.